UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 22, 2014 (May 20, 2014)

Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2014, the stockholders of Community Health Systems, Inc. (the “Company”) approved an amendment to the Company’s by-laws (the “By-laws”) to add a new Article VIII which provides that, unless the Company consents in writing to the selection of an alternative forum, a state or federal court located within the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine. The Company’s Board of Directors previously approved this amendment on February 26, 2014.

The foregoing description of the By-laws, as amended, is qualified in its entirety by reference to the full text of the Amended and Restated By-laws of the Company, a copy of which is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The 2014 annual meeting of stockholders of the Company was held on May 20, 2014.

(b) The following describes the matters that were submitted to the vote of the stockholders of the Company at the 2014 annual meeting of stockholders and the result of the votes on these matters:

(1) The stockholders approved the election of the following persons as directors of the Company for terms that expire at the 2015 annual meeting of stockholders of the Company and until their respective successors have been elected and have qualified:

Name	For	Against	Abstain	Broker Non-Votes
(a) W. Larry Cash	86,944,154 (90.9%)	8,697,267 (9.1%)	36,141	3,909,020
(b) John A. Clerico	87,705,250 (91.7%)	7,935,206 (8.3%)	37,104	3,909,022
(c) James S. Ely III	95,377,770 (99.7%)	263,200 (0.3%)	36,593	3,909,019
(d) John A. Fry	95,062,932 (99.4%)	577,570 (0.6%)	37,060	3,909,020
(e) William Norris Jennings, M.D.	95,161,277 (99.5%)	478,694 (0.5%)	37,590	3,909,021
(f) Julia B. North	88,072,504 (92.1%)	7,568,290 (7.9%)	36,768	3,909,020
(g) Wayne T. Smith	94,046,722 (98.3%)	1,594,106 (1.7%)	36,736	3,909,018
(h) H. Mitchell Watson, Jr.	88,062,551 (92.1%)	7,536,224 (7.9%)	78,786	3,909,021

(2) The stockholders approved the advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
86,714,836 (90.6%)	8,885,177 (9.4%)	77,546	3,909,023

(3) The stockholders approved the Community Health Systems, Inc. 2004 Employee Performance Incentive Plan, amended and restated as of February 26, 2014:

For	Against	Abstain	Broker Non-Votes
94,265,660 (98.5%)	1,348,462 (1.5%)	63,441	3,909,019

(4) The stockholders approved the Community Health Systems, Inc. 2009 Stock Option and Award Plan, amended and restated as of March 19, 2014:

For	Against	Abstain	Broker Non-Votes
90,631,854 (94.7%)	4,982,060 (5.3%)	63,648	3,909,020

(5) The stockholders approved the Amendment of the Amended and Restated By-laws of Community Health Systems, Inc.:

For	Against	Abstain	Broker Non-Votes
62,082,016 (55.8%)*	33,546,593 (30.2%)*	48,952	3,909,021

*	Percentage of total shares of common stock of Community Health Systems, Inc. issued and outstanding and entitled to vote as of March 21, 2014.

(6) The Board of Directors’ appointment of Deloitte & Touche, LLP, as the Company’s independent registered public accountants for 2014, was ratified by the affirmative votes of the stockholders:

For	Against	Abstain	Broker Non-Votes
98,456,800 (98.9%)	1,055,879 (1.1%)	73,903	n/a

(c) Not applicable.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following items are included as Exhibits to this report and incorporated herein by reference:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Amended and Restated By-laws of Community Health Systems, Inc., dated May 20, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2014	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief
Executive Officer
(principal executive officer)

By:	/s/ W. Larry Cash
W. Larry Cash
President of Financial Services, Chief
Financial Officer and Director
(principal financial officer)